UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
June 23, 2015 (June 23, 2015)

KALLO INC.
(Exact name of registrant as specified in its charter)

NEVADA
(State or other jurisdiction of incorporation)

000-53183
(Commission File No.)

675 Cochrane Drive
West Tower, Suite 630
Markham, Ontario
Canada   L3R 0B8
(Address of principal executive offices and Zip Code)

(416) 246-9997
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01                  REGULATION FD DISCLOSURE.

On June 23, 2015, we announced the Minister of Health and Public Hygiene, Hon. Dr. Rémy LAMAH, emphasized the necessity of a holistic approach to address the control of infectious diseases like Ebola and that Guinea's partner, Kallo Inc. is the only organization that offers such an approach.  He added, in support of this decisive statement, KALLO Inc.'s solution consists of an integrated healthcare platform that includes, polyclinics, mobile clinics, hospitals, patient and staff transportation, medical equipment, education, training and digitally enabled clinical systems all supported by command centers both in-country and at KALLO Inc.'s headquarters in Canada.

ITEM 9.01                   FINANCIAL STATEMENTS AND EXHIBITS.

Exhibits	Document Description

99.1	Press Release dated June 23, 2015
99.2	Letter from Minister of Health and Public Hygiene
99.3	Conakry Press Release dated June 19, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 23rd day of June, 2015.

KALLO INC.

BY:	JOHN CECIL
John Cecil
CEO & Chairman